SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 10, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
      San Francisco, California                                   94111
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated June 10, 2003 titled "Levi Strauss & Co. Extends Exchange Offer for Its 12 1/4% Dollar-denominated Notes Due 2012."





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2003


                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.
-----------

   99                Press Release dated June 10, 2003.

                                                                      Exhibit 99

LEVI                                1155 Battery Street, San Francisco, CA 94111
STRAUSS
   & Co.
  NEWS

                                          INVESTOR CONTACT: Eileen VanEss
                                                            (415) 501-2477

                                             MEDIA CONTACT: Linda Butler
For Immediate Release                                       (415) 501-6070
---------------------


                Levi Strauss & Co. Extends Exchange Offer for Its
                   12 1/4% Dollar-denominated Notes Due 2012.

         SAN FRANCISCO (June 10, 2003) - Levi Strauss & Co. announced today that it has extended the expiration date of its pending offer to exchange (the "Exchange Offer") its 12 1/4 percent dollar-denominated Notes due 2012 that have been registered under the Securities Act of 1933, as amended, for all of its outstanding, unregistered 12 1/4 percent dollar-denominated Notes due 2012.

The Exchange Offer will now expire at 5 p.m., Eastern Daylight Time, on June 16, 2003, unless otherwise extended. All other terms and conditions of the Exchange Offer shall remain as set forth in the Prospectus dated April 28, 2003.

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